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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                               December 3, 1996
        --------------------------------------------------------------

                Date of Report (Date of earliest event reported)



                         Chicago Rivet & Machine Co.
       --------------------------------------------------------------
           (Exact name of registrant as specified in its charter)





         Illinois                       0-1227               36-0904920
    ----------------------------  ----------------  -----------------------
    (State or other jurisdiction      (Commission             (IRS Employer
           of incorporation)          File Number)      Identification No.)





            901 Frontenac Road, Naperville, Illinois     60566-7061
       --------------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)



                                 (630) 357-8500
                     ----------------------------------
                        (Registrant's telephone number)

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ITEM 2.  ACQUISITION OF ASSETS.

     On December 3, 1996, Chicago Rivet & Machine Co. (the "Registrant") purchased substantially all of the assets and assumed certain specified liabilities of H & L Tool Company, Inc. ("H & L Tool") of Madison Heights, Michigan. The purchase price for the acquisition was approximately $19.0 million, subject to adjustment as provided in the Agreement (as defined below). The $19.0 million purchase price consisted of the payment of $13.9 million in cash by the Registrant to H & L Tool, a $4.8 million credit against the purchase price in consideration of H & L Tool's retention of all cash and cash equivalents and the assumption by the Registrant of approximately $300,000 in liabilities. The purchase price was determined by arms-length negotiation and by reference to the H & L Tool Company, Inc. Reviewed Financial Statements Years Ended October 31, 1995 and 1994 prepared by BDO Seidman, LLP dated January 8, 1996 and certain subsequent interim financial information provided to the Registrant.

     Reference is made to the Purchase and Sale Agreement dated September 18, 1996 by and among the Registrant, HLTC Inc., a wholly owned subsidiary of the Registrant, H & L Tool, B&B Industries, Inc., Henry L. Brasza, Trustee, Henry Louis Brasza Trust dated April 22, 1982 and Marie E. Brasza, Trustee, Marie Edna Brasza Trust dated April 22, 1982 (the "Agreement") (Exhibit 2.1). The schedules to the Agreement have been omitted in accordance with the rules of the Securities and Exchange Commission (the "Commission"). The Registrant hereby undertakes to furnish supplementally a copy of such schedules to the Commission upon request.

     H & L Tool used its assets to manufacture specialty cold-formed fasteners and screw machine products. The Registrant intends to use such assets for similar purposes.

     To pay the cash portion of the purchase price, the Registrant used $4.9 million of cash generated from operations and $9.0 million in borrowings from Bank of America Illinois.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial statements of business acquired.

     It is impracticable to provide the financial statements for the acquired business required under this item at this time. The financial statements will be filed as soon as reasonably practicable, but no later than February 17, 1997.

      (b) Pro forma financial information.

     The pro forma financial information required under this item can not be prepared until the requisite audited financial statements required under Item 7(a) above have been prepared. The pro forma financial information will be filed as soon as reasonably practicable, but no later than February 17, 1997.

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      (c) Exhibits.


          Exhibit 2.1 Purchase and Sale Agreement dated September 18, 1996 by and among the Registrant, HLTC Inc., a wholly owned subsidiary of the Registrant, H & L Tool, B&B Industries, Inc., Henry L. Brasza, Trustee, Henry Louis Brasza Trust dated April 22, 1982 and Marie E. Brasza, Trustee, Marie Edna Brasza Trust dated April 22, 1982.

        Exhibit 99.1  Press release of the Registrant, dated December 3, 1996.



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                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CHICAGO RIVET & MACHINE CO.

                                     /s/ John C. Osterman
                                     -----------------------------

                                     John C. Osterman
Dated: December 16, 1996             President, Chief Operating Officer and
                                     Treasurer


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                                 EXHIBIT INDEX





EXHIBIT
  NO.                          DESCRIPTION
-------                     ----------------

  2.1    Purchase and Sale Agreement dated September 18, 1996
         by and among the Registrant, HLTC Inc., a wholly owned subsidiary of the Registrant, H & L Tool, B&B Industries, Inc., Henry L. Brasza,
         Trustee, Henry Louis Brasza Trust dated April 22,
         1982, and Marie E. Brasza, Trustee, Marie Edna Brasza
         Trust dated April 22, 1982.............................

 99.1    Press release of the Registrant dated December 3, 1996.

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